UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
August 14, 2026 (August 13, 2026)

Optimum Communications, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware
(State of Incorporation)

001-38126		38-3980194
(Commission File Number)		(IRS Employer Identification Number)

1 Court Square West
Long Island City,	New York	11101
(Address of principal executive offices)		(Zip Code)

(516) 803-2300
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.01 per share	OPTU	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01    Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing
On August 13, 2026, Optimum Communications, Inc. (the “Company”) received a notice (the “Notice”) from the New York Stock Exchange (the “NYSE”) indicating the Company is not in compliance with Section 802.01C of the NYSE Listed Company Manual because the average closing price of the Company’s Class A common stock was less than $1.00 over a consecutive 30 trading-day period (the “Price Criteria”).
The Notice has no immediate effect on the listing of the Company’s Class A common stock, subject to the Company’s compliance with the NYSE’s other continued listing requirements. The Notice also does not affect the Company’s business operations or its reporting obligations with the Securities and Exchange Commission.
Pursuant to Section 802.01C, the Company has a period of six months following the receipt of the Notice to regain compliance with the minimum share price requirement. The Company may regain compliance at any time during the six-month cure period if on the last trading day of any calendar month during the six-month cure period the Class A common stock has a closing price of at least $1.00 and an average closing price of at least $1.00 over the 30 trading-day period ending on the last trading day of that month.
If the Company is unable to regain compliance with the Price Criteria rule within this period, the NYSE will initiate procedures to suspend and delist the Class A common stock. However, if the Company determines that it will cure the price condition by taking an action that will require stockholder approval, the Company must so inform the NYSE, must obtain stockholder approval no later than its next annual meeting, and must implement the action promptly thereafter.
The Company intends to monitor the price of its Class A common stock between now and February 13, 2027. If the Company’s Class A common stock does not trade at a level that is likely to regain compliance with the Price Criteria rule, the Company’s board of directors will consider other options available to achieve compliance.
Item 7.01     Regulation FD Disclosure
On August 14, 2026, the Company issued a press release regarding receipt of the Notice from the NYSE. The press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
Item 9.01    Financial Statement and Exhibits

(d)	Exhibits.

Exhibit		Description
	99.1	Press Release of Optimum, dated August 14, 2026
	104	Cover Page Interactive Data File – the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OPTIMUM COMMUNICATIONS, INC.

Dated: August 14, 2026	By:	/s/ Michael E. Olsen
Michael E. Olsen
General Counsel & Chief Corporate Responsibility Officer